                                                                   EXHIBIT 10(u)

                                   ARMCO INC.

                                  THRIFT PLAN

                                      FOR

                               SALARIED EMPLOYEES



                              Amended And Restated

                        Effective As Of January l, 1989

                                   ARMCO INC.

                                  THRIFT PLAN

                             FOR SALARIED EMPLOYEES

                               Table Of Contents

     Article                              Page
     -------                              ----

      Background........................   1

   1  Definitions.......................   2
   2  Eligibility And Vesting...........   8
   3  Employer Contributions............   9
   4  Participant Contributions.........  11
   5  Limitations On Contributions......  13
   6  Allocations And Valuation.........  18
   7  Participant Directed Investments..  20
   8  Distributions.....................  22
   9  Withdrawals While Employed........  25
  10  Loans.............................  28
  11  Participating Employers...........  30
  12  Plan Administration...............  32
  13  Amendment Or Termination..........  36
  14  Miscellaneous Provisions..........  38
  15  Top Heavy Provisions..............  41


                                  BACKGROUND



     Armco Inc., an Ohio corporation ("Armco"), established the Armco Inc. Thrift Plan for Salaried Employees (the "Plan") effective as of January 1, 1964, to encourage eligible employees to develop individual initiative and thrift while at the same time providing them with an opportunity to invest in Armco Stock. Further, the Plan enables employees to share in the growth and prosperity of Armco, to accumulate capital for their future security and to acquire a proprietary stock interest in Armco. Armco also believes that by establishing and maintaining the Plan it is better able to attract and retain qualified employees.

     The assets to pay benefits provided under the Plan are held in the Armco Inc. Thrift Plan Trust. All assets under such Trust are commingled and are available to pay all benefits under the Plan.

     The Internal Revenue Service has determined that the Plan and its Trust meet the requirements for qualification under Sections 401(a), 401(k) and 501(a) of the Internal Revenue Code.

     The Plan, as herein set forth, constitutes an amendment and restatement of the Plan effective as of January 1, 1989, except as otherwise provided herein. The Plan has been restated to incorporate the First and Second Amendments to the Plan and to include amendments to Article 10 in order to comply with the recent Department of Labor Final Regulations regarding loans to participants. The Plan and its Trust are intended to continue to meet the requirements of Sections 401(a), 401(k) and 501(a) of the Internal Revenue Code of 1986, as now in effect or hereinafter amended, or any other applicable provisions of law.

     Effective May 1, 1989, Armco created the Armco Steel Company Thrift Plan as a result of the formation of Armco Steel Company, L.P., a Delaware limited partnership ("ASC") jointly formed by Armco and Kawasaki Steel Corporation, a Japanese corporation. Unless otherwise provided by the Armco Inc. Benefit Plans Administrative Committee, the employees of ASC who were participants in the Armco Salaried Plan prior to the formation of ASC have been permitted to continue to participate under the Armco Salaried Plan until the transfer of administration is completed, but not after January 1, 1990. ASC will make contributions to a new trust for its plan as soon as the administrative systems are established.

     Unless otherwise expressly provided herein, the rights of any person whose employment terminated or who retired on or before the effective date of a particular amendment, including such person's eligibility for benefits and the time and form in which benefits, if any, will be paid, shall be determined solely under the terms of the Plan as in effect on the date of his termination of employment or retirement, unless such person is thereafter reemployed and again becomes a Participant.

                                   ARTICLE 1

                                  DEFINITIONS

     The following words and phrases have the meaning indicated below, unless a different meaning is plainly required by the context.

     1.1.  "Account" means the record or records established and maintained
            -------
pursuant to Plan (S) 6.5 to record funds held in the Trust for the benefit of a Participant.

     1.2.  "Account Balance" means the proportionate interest of the
            ---------------
Participant's Account in the Fund or any segregated Investment Fund as of any Valuation Date.

     1.3.  "Affiliate" means any corporation which is included in a controlled
            ---------
group of corporations (within the meaning of Code (S) 414(b) which includes Armco, any trade or business (whether or not incorporated) which is under common control with Armco (within the meaning of Code (S) 414(c), any organization included in the same affiliated service group (within the meaning of Code (S) 414(m)) as Armco, and any other entity required to be aggregated with Armco pursuant to the Regulations under Code (S) 414(o); except that for purposes of Plan (S) 5.7 and Article 15 with respect to the limitation on contributions, Code (S) 415(h) shall apply.

     1.4.  "After-Tax Contribution" means any contribution to the Plan made by a
            ----------------------
Participant by means of a payroll deduction, including both After-Tax Basic Contributions and After-Tax Supplemental Contributions.

     1.5.  "Armco" means Armco Inc., an Ohio corporation, or any successor in
            -----
interest to all or substantially all of its assets or any successor to Armco's ownership or one or more of the Employers.

     1.6.  "Armco Stock" means Armco Inc. common stock.
            -----------

     1.7.  "Armco Stock Fund" means the segregated commingled investment account
            ----------------
established by the Trustee in accordance with the provisions of the Trust Agreement, the assets of which are invested in Armco Stock.

     1.8.  "Base Salary" means the rate at which that portion of an eligible
            -----------
Employee's compensation is paid as regular periodic base wages, disregarding any adjustment occasioned by a Participant's election to have Pretax Contributions made on his behalf. Base Salary shall not include any amount in excess of $200,000 (adjusted for cost-of-living in accordance with Code (S) 401(a)(17)).

     1.9.  "Basic Contribution" means any contribution made to the Plan as a
            ------------------
condition of participation, including both After-Tax Basic Contributions made by a Participant pursuant to a payroll deduction authorization and Pretax Basic Contributions made by an Employer on the Participant's behalf pursuant to a Pretax Authorization Agreement, and which is eligible for an Employer Matching Contribution pursuant to Plan (S) 3.1. Contributions authorized by a Participant by means of either a Pretax Authorization Agreement or a payroll deduction authorization shall first be counted as Basic Contributions until the Participant's maximum Basic Contribution percentage described in Plan (S) 4.1 is reached.

     1.10. "Beneficiary" means the Participant's Spouse, or if the Participant
            -----------
has no Spouse or obtains the Spouse's Consent, any person or entity validly designated in writing by a Participant to receive such benefits as may be due hereunder upon the Participant's death. A designation shall become effective only upon the Participant's death and shall be valid only if received by BPAC prior to such Participant's death in such form as is acceptable to BPAC. In the absence of a valid designation or if no validly designated Beneficiary survives the Participant or if each surviving validly designated Beneficiary is legally impaired or prohibited from taking, then the Participant's Beneficiary shall be the Participant's surviving Spouse or, if none, the Participant's estate.

     1.11. "Board" means the Board of Directors of Armco as the same may be
            -----
constituted from time to time.

     1.12. "BPAC" means the Benefit Plans Administrative Committee created by
            ----
the Board and as constituted from time to time or any successor thereto or any subcommittee created or other delegate appointed by BPAC to exercise all or a portion of its powers.

     1.13. "BPARC" means the Benefit Plans Asset Review Committee created by the
            -----
Board and as constituted from time to time or any successor thereto or any subcommittee created or other delegate appointed by BPARC to exercise all or a portion of its powers.

     1.14. "Code" means the Internal Revenue Code of 1986, as now in effect or
            ----
as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

     1.15. "Committee" means BPAC and BPARC or either of them.  A reference to
            ---------
the Committee shall not expand or be deemed to have expanded the authority or duty of either BPAC or BPARC to act or refrain from acting hereunder, such authority and duty being as set forth specifically herein and in any formal action of the Board establishing or modifying such authority or duty of either Committee.

     1.16. "DOL" means the United States Department of Labor.
            ---

     1.17. "Early Retirement" means any termination of Service on or after a
            ----------------
Participant's 55th birthday.

     1.18. "Effective Date" of the Plan as amended and restated means January 1,
            --------------
1989.

     1.19. "Employee" means any person who is employed by an Employer in the
            --------
classification of a regular salaried employee or, when approved by BPAC a regular hourly-paid employee of the Employer, but excluding (i) any individual who is an active participant in the Armco Inc. Thrift Plan for Hourly Employees,
(ii) any individual who is a member of a unit of employees whose terms and conditions of employment are subject to collective bargaining between the Employer and the representative union of which any such employee is a member and if retirement benefits have been the subject of good faith bargaining between the Employer and such representative union, unless such collective bargaining agreement expressly provides for participation hereunder, (iii) any individual who is an employee of an Affiliate which is not an Employer, (iv) any individual who is employed in a division, plant, location, or other operating unit which his Employer has elected not to include for participation in the Plan, and (v) any leased employee within the meaning of Code (S) 414(n)(2).

     1.20. "Employer" means any Affiliate which, with the consent of BPAC, makes
            --------
participation under this Plan available for and on behalf of all of its Employees or those of its Employees employed in such division, plant, location or other operating unit or units as the Employer may specify and BPAC may approve.

     1.21. "Employer Contribution" means any contribution made by an Employer,
            ---------------------
including any Pretax Contribution, any Employer's Matching Contributions made pursuant to Plan (S)(S) 3.1 and 6.1 and any other Employer Contribution to be allocated pursuant to Plan (S)(S) 3.3 and 6.2.

     1.22. "Employment Date" means the first date on which an Employee is
            ---------------
credited with an Hour Of Service.

     1.23. "ERISA" means the Employee Retirement Income Security Act of 1974, as
            -----
now in effect or as hereafter amended. All citations to sections of ERISA are to such sections as they may from time to time be amended or renumbered.

     1.24. "Fixed Income Fund" means the segregated commingled investment
            -----------------
account established by the Trustee in accordance with the provisions of the Trust Agreement, the assets of which, including any income thereon, shall be (i) deposited wholly or partly with an insurance company or companies to be held and invested by such insurance company or companies under a fixed income fund arrangement established pursuant to a group deposit administration annuity contract, or other type of contract, and utilizing under any such contract any general, commingled, separate or individual separate investment accounts, or
(ii) invested wholly or partly in a fixed income type fund, maintained by a bank or other financial institution, through the medium of any common, collective or commingled trust fund which is qualified under Code (S)(S) 401(a) and 501(a), or (iii) invested wholly or partly by direct investments made by an Investment Manager designated from time to time by BPARC.

     1.25. "Fund" means all property of the Plan, real or personal, tangible or
            ----
intangible, all of which shall be held in such trust or trusts as may be established by BPARC, including the assets of each and every Investment Fund which may be established or maintained from time to time.

     1.26. "Highly Paid Group" means those Employees who are "highly compensated
            -----------------
employees" as defined in Code (S) 414(q).

     1.27. "Hour Of Service" means each hour for which an Employee is directly
            ---------------
or indirectly paid, or entitled to payment, by Armco or any Affiliate for the performance of duties as an Employee.

     1.28. "Investment Fund" means the Armco Stock Fund, the Fixed Income Fund,
            ---------------
or such other segregated, commingled fund or funds as may be from time to time established and maintained in accordance with the provisions of the Trust Agreement.

     1.29. "Investment Manager" means the fiduciary appointed by the Trustee or
            ------------------
BPARC to manage the investment of all or a specified portion of the Fund. Each Investment Manager shall be an insurance company qualified to provide investment management services under the laws of more than one state, a bank as defined in the Investment Advisors Act of 1940, or an investment advisor properly registered under that Act and shall acknowledge in writing to BPARC that it is a fiduciary of the Plan.

     1.30. "IRS" means the United States Internal Revenue Service.
            ---

     1.31. "Local Plan Administrator" means the Local Plan Administrator
            ------------------------
designated pursuant to Plan (S) 12.11.

     1.32. "Lower Paid Group" means those Employees who are not members of the
            ----------------
Highly Paid Group.

     1.33. "Notice" means a written document prepared in a form acceptable to
            ------
either Committee, as appropriate, and if such notice is to be provided by an Employer or a Committee, either properly posted or mailed on or before the last date said notice is permitted to be given in a properly addressed envelope, postage prepaid, to the last known address of the person entitled to such notice, as shown on the Employer's records; or, if such notice is to be provided to an

Employer or a Committee or by any person other than an Employer or a Committee, received by the addressee on or before the last date said notice is permitted to be given.

     1.34. "Participant" means any person who is entitled to the distribution of
            -----------
an Account or for whose benefit an Account is maintained.

     1.35. "Plan" means the Armco Inc. Thrift Plan for Salaried Employees as the
            ----
same may be amended from time to time.

     1.36. "Plan Year" means the calendar year.
            ---------

     1.37. "Pretax Authorization Agreement" means a written agreement between
            ------------------------------
the Participant and his Employer, in a form acceptable to BPAC, pursuant to which the Participant elects to reduce his Base Salary and the Employer agrees to contribute such amount to the Plan on the Participant's behalf as a Pretax Contribution.

     1.38. "Pretax Contribution" means any contribution to the Plan made by an
            -------------------
Employer on behalf of a Participant pursuant to a Participant's Pretax Authorization Agreement, including both Pretax Basic Contributions and Pretax Supplemental Contributions.

     1.39. "Reemployment Date" means the date an Employee is first credited with
            -----------------
an Hour Of Service following a Severance From Service Date.

     1.40. "Regulations" mean the applicable regulations, rulings, and
            -----------
guidelines (including any proposed rules or temporary rules or releases promulgated pending the issuance of such regulations, rulings or other guidelines) issued under the Code or ERISA by the IRS, the DOL, or any other governmental agency.

     1.41. "Retirement" means a Participant's termination of employment for any
            ----------
reason, other than death, on or after the earlier of his (i) having attained age 65 or (ii) having qualified for the immediate payment of pension benefits under any defined benefit pension plan maintained by Armco or any Affiliate.

     1.42. "Rollover Contribution" means contributions made by a Participant
            ---------------------
pursuant to Plan (S) 4.5.

     1.43. "Service" means all service credited under the terms of the Plan
            -------
prior to January l, 1989 and the aggregate of each period of employment as an Employee of Armco or any Affiliate measured from the later of (i) January 1, 1989, (ii) an Employee's Employment Date or (iii) an Employee's Reemployment Date, through any subsequent Severance From Service Date. All months of Service, whether or not consecutive, shall be aggregated and expressed as full years and fractions thereof.

     1.44. "Severance From Service Date" means the later of (i) the date on
            ---------------------------
which an Employee's Service terminates for any reason or (ii) the second anniversary of an Employee's absence due to layoff or disability, including a compensable disability incurred during the course of employment.

     1.45. "Spouse" means the person to whom a Participant is legally married on
            ------
the later of (i) the date the Participant executes a Beneficiary designation form or (ii) the date the Participant qualifies for a distribution of his interest in the Plan.

     1.46. "Spouse's Consent" means a written consent signed by a Participant's
            ----------------
Spouse in the presence of and whose signature is witnessed by a representative of BPAC or a notary public. The Spouse's Consent must acknowledge the effect on the Spouse of consenting to an action for which the consent is sought. The Spouse's consent is not required if the Participant established to the satisfaction of BPAC that he has no Spouse, that his Spouse cannot be located, or such other circumstances as may be authorized by Regulations.

     1.47. "Supplemental Contribution" means any contribution made to the Plan
            -------------------------
by or on behalf of a Participant, other than Basic Contributions, including both Pretax Supplemental Contributions and After-Tax Supplemental Contributions.

     1.48. "Trust Agreement" means the agreement of trust by and between Armco
            ---------------
Inc. and the Trustee establishing the Armco Inc. Thrift Plan Trust and such one or more other agreements under which any asset of the Plan or any income thereon is received, held, invested, or reinvested.

     1.49. "Trustee" means T. Rowe Price Trust Company, a Maryland Limited Trust
            -------
Company, or any other trustee which may accept appointment as such from time to time under the Trust Agreement.

     1.50. "Valuation Date" means the last day of each month and such other date
            --------------
or dates as BPAC may establish from time to time.

                                   ARTICLE 2

                            ELIGIBILITY AND VESTING

     2.1.  Eligibility To Participate.  Each Employee who was a Participant in
           --------------------------
the Plan on December 31, 1987 shall continue to be a Participant. Each other Employee shall be eligible to participate in the Plan in accordance with Plan
(S) 2.2 on his Employment Date or Reemployment Date.

     2.2.  Participation Election.  An eligible Employee may elect to become a
           ----------------------
Participant by completing and filing the appropriate written enrollment forms with the Local Plan Administrator. Such election forms shall include a Pretax Authorization Agreement and/or a payroll deduction authorization specifying the amount of the contributions elected pursuant to Article 4, an investment direction pursuant to Plan (S) 7.1, a Beneficiary designation pursuant to Plan
(S) 1.10 and an agreement to be bound by all the terms and conditions of the Plan under the Trust. An Employee who so elects shall become a Participant on the first pay day of the month following the date on which such forms are filed.

     2.3.  Vesting Of Contributions.  Employer Contributions (including Pretax
           ------------------------
Contributions) and Participant Contributions (including Rollover Contributions) shall be fully vested and nonforfeitable from and after the date such contributions are received by the Trustee.

                                   ARTICLE 3

                             EMPLOYER CONTRIBUTIONS

     3.1.  Employer Matching Contributions.  Subject to Article 5, each Employer
           -------------------------------
shall contribute to the Plan for each Plan Year an amount equal to 100% of the aggregate Basic Contributions made during such Plan Year by those Participants employed by such Employer during the Plan Year; provided, however, that each Employer, by action of its board on or before the last date for the payment of its contribution hereunder, may contribute for any Plan Year such greater or lesser amount as its board of directors may determine or may elect to make no contribution at all.

     3.2.  Pretax Contributions.  Each Employer shall, unless otherwise approved
           --------------------
by BPAC, allow its Employees to enter into a Pretax Authorization Agreement with the Employer. If all or any portion of any Pretax Contribution is not deductible by the Employer for the fiscal year for which paid, the Employer shall immediately give Notice of such fact to BPAC. BPAC shall either pay such Contribution to the Participant for whose benefit the contribution was made or shall, to the extent permitted by law, allow the Participant to reclassify the contribution as an After-Tax Contribution.

     3.3.  Additional Employer Contributions.  Subject to Article 5, in addition
           ---------------------------------
to the contributions under Plan (S)(S) 3.1 and 3.2, an Employer may contribute such additional amounts to the Plan from time to time as may be determined by its board of directors and approved by BPAC.

     3.4.  Right To Discontinue Contributions.  Each Employer reserves the right
           ----------------------------------
to permanently discontinue its contributions hereunder by Notice to BPAC.

     3.5.  Last Date For Payment Of Contributions.  Each Employer will make
           --------------------------------------
payment of its contribution for each Plan Year directly to the Trustee, or in such other manner as BPARC may direct, on or before the last date prescribed by law for the filing of its federal income tax return, including any extension of time for such filing, for the fiscal year which ends within or concurrently with the Plan Year for which such contribution is made. Neither the Trustee nor either Committee shall be under any duty to inquire into the correctness of the amounts contributed and paid over to the Trustee hereunder, nor shall the Trustee or either Committee be under any duty to enforce payment of any contribution to be made hereunder by any Employer.

     3.6.  Contribution Of Employer Stock.  Armco may make its contribution
           ------------------------------
hereunder in cash or by transferring shares of Armco Stock to the Trustee from shares held in treasury or from authorized but previously unissued shares. Armco may make a contribution of Armco Stock on behalf of another Employer provided appropriate intercorporate transfers are made to assure that the Employer is bearing the expense of its contribution. Contributions of Armco Stock will be valued at the average of the daily high and low reported on the New York Stock Exchange - Composite Transactions for the day the Trustee receives the contribution.

     3.7.  Exclusive Benefit Rule.  The assets of the Plan shall not inure to
           ----------------------
the benefit of any Employer and shall be held for the exclusive purpose of providing benefits to Participants and/or their Beneficiaries and for defraying the reasonable expenses of administering the Plan. Notwithstanding the foregoing, (i) any portion of an Employer's Contribution which is made by virtue of a mistake of fact shall, unless prohibited by law, be returned to the Employer within one year after the payment of the contribution or, at the option of the Employer, shall be treated as a carry-over contribution; (ii) each Employer's Contribution is conditioned upon the deductibility of the contribution for federal income tax purposes under Code (S) 404 and to the extent any such contribution is disallowed as a deduction, such contribution shall, in the Employer's discretion, be treated as a carry-over contribution or be returned to the Employer upon demand therefor made within one year of the disallowance; and (iii) each Employer's Contribution is conditioned upon the Plan's continued qualification for favorable federal income tax treatment under the applicable provisions of Code (S) 401 and any contribution paid with respect to a Plan Year during which the Plan fails to so qualify shall, in the Employer's discretion, be treated as a carry-over contribution or be returned to the Employer upon demand therefor made within one year following the date of denial of such qualification.

                                   ARTICLE 4

                           PARTICIPANT CONTRIBUTIONS

     4.1.  Basic Contributions.  Subject to Article 5, Basic Contributions may
           -------------------
not be less than 1% of a Participant's Base Salary nor more than the percentage of the Participant's Base Salary shown in the following table:

     Years Of Service As Of
     The First Day Of Each              Maximum Basic Contributions
     Calendar Quarter                   As A Percentage Of Base Salary
     ------------------                 ------------------------------
     Less than 10 years                              3%
     10 years, but less than 20                      4%
     20 years or more                                5%

     4.2.  Supplemental Contributions.  Subject to Article 5, each Participant
           --------------------------
who is contributing at his maximum permissible Basic Contribution rate may authorize Pretax Supplemental Contributions made on his behalf by means of a Pretax Authorization Agreement and/or After-Tax Supplemental Contributions made by means of a payroll deduction authorization.

     4.3.  Changes To Basic And/Or Supplemental Contributions.
           --------------------------------------------------

     A Participant may change his Basic and/or Supplemental Contribution rate effective as of the first day of January, April, July, or October of any Plan Year by filing the appropriate form with the Local Plan Administrator by the last work day of the month preceding the month in which such change is to be effective.

     4.4.  Suspension Of Contributions.  A Participant may suspend his Basic
           ---------------------------
and/or Supplemental Contributions effective as of the first day of any month by filing the appropriate form with the Local Plan Administrator by the last work day of the month preceding the month in which such suspension is to be effective. Any suspension of Basic Contributions shall concurrently suspend any Supplemental Contributions which may have been authorized by the Participant. A Participant who suspends Basic Contributions may not resume making Basic or Supplemental Contributions for 3 months following the date such suspension is effective. Such Participant may elect to resume making Basic and Supplemental Contributions following such 3-month suspension period, by filing new enrollment forms with the Local Plan Administrator. Such election shall be effective on the first pay day of the month following the date on which such forms are filed.

     4.5.  Rollover Contributions.  An Employee may make a Rollover Contribution
           ----------------------
of cash, or such other property as BPARC may specifically approve in advance, of the taxable portion of a "qualifying rollover distribution" which the Employee received from another plan and which is contributed to the Plan in compliance with the requirements for the Employee's making a federal income tax-free "rollover" under the Code. BPAC shall obtain such evidence, assurances, opinions and certifications as it deems necessary to establish to its satisfaction that any amount contributed to the Plan as a Rollover Contribution was received by the Employee as a qualifying rollover distribution and that the acceptance of such Rollover Contribution will not affect the qualification of the Plan or the tax-exempt status of the Trust under Code (S)(S) 401(a) and 501(a). Any Rollover Contribution which is found by the IRS as not being qualified for tax-free rollover treatment shall be returned to the Participant. Any expense incident to or liability incurred by the Plan or any fiduciary of the Plan because of transfer of such disqualified assets to the Trustee shall be borne solely by and charged to the individual who requested the transfer.

                                   ARTICLE 5

                          LIMITATIONS ON CONTRIBUTIONS

     5.1.  Maximum Employer Contributions.  Subject to Plan (S)(S) 5.5 and 5.6,
           ------------------------------
in no event shall Employer Contributions in any Plan Year, including for this purpose an Employer's Matching and Pretax Contributions, exceed in the aggregate an amount equal to 15% of the compensation of all Participants in its employ during such Plan Year or the amount otherwise deductible by the Employer for such year for federal income tax purposes.

     5.2.  Maximum Pretax Contributions.  Subject to Plan (S)(S) 5.4, 5.5 and
           ----------------------------
5.6, Pretax Contributions made on behalf of a Participant in any Plan Year shall not exceed $7,000 (adjusted for cost-of-living in accordance with Code (S) 402(g)). In the event that the aggregate amount of Pretax Contributions made on behalf of a Participant exceeds the limitation in the previous sentence, the amount of such excess, increased by any income and decreased by any losses attributable thereto, shall be refunded to the Participant no later than April 15 of the calendar year following the calendar year for which the Pretax Contributions were made.

     5.3.  Maximum After-Tax Supplemental Contributions.  Subject to Plan (S)(S)
           --------------------------------------------
5.4 and 5.6, a Participant's After-Tax Supplemental Contributions for any Plan Year shall not exceed 10% of his Base Salary for such Plan Year.

     5.4.  Maximum Aggregate Contributions.  Subject to Plan (S)(S) 5.5 and 5.6,
           -------------------------------
a Participant's total Basic Contributions and Supplemental Contributions may not, for any Plan Year, exceed 20% of the Participant's Base Salary for such Plan Year.

     5.5.  Actual Deferral Percentage Tests.
           --------------------------------

          (a) Notwithstanding any provision of the Plan to the contrary, the Actual Deferral Percentage for the Plan Year for members of the Highly Paid Group shall not exceed the greater of the following Actual Deferral Percentage tests: (i) the Actual Deferral Percentage for the Plan Year of members of the Lower Paid Group multiplied by 1.25; or (ii) the Actual Deferral Percentage for the Plan Year of members of the Lower Paid Group multiplied by 2.0, provided that the Actual Deferral Percentage for members of the Highly Paid Group does not exceed the Actual Deferral Percentage of members of the Lower Paid Group by more than 2%.

          (b) The "Actual Deferral Percentage" for a Plan year means, for each specified group of Employees, the average of the ratios (calculated separately for each Employee in such group) of (i) the amount of Pretax Contributions made on behalf of each Employee for the Plan Year to (ii) the amount of each Employee's compensation (as defined in Code (S) 414(s)) for such

Plan Year. An Employee's Actual Deferral Percentage shall be zero if no Pretax Contributions are made on his behalf for such Plan year.

          (c) BPAC shall determine as of the end of the Plan Year, and at such other time or times as BPAC in its discretion shall determine, whether one of the Actual Deferral Percentage tests specified in (a) above is satisfied for such Plan Year. This determination shall be made after first determining the amount, if any, of excess deferrals (within the meaning of Code (S) 402(g)) as provided in Plan (S) 5.2. In the event that neither of the Actual Deferral Percentage tests is satisfied, BPAC shall, (i) to the extent permitted under the Code and the Regulations, and to the extent any such recharacterization would not cause a violation of the requirements of Plan (S) 5.6(a), if the Participant so elects, recharacterize Excess Contributions as After-Tax Contributions, in the manner described in (d) below, or (ii) to the extent such recharacterization is not possible or the Participant does not so elect, refund the Excess Contributions in the manner described in (e) below. "Excess Contributions" mean, with respect to any Plan Year, the excess of the aggregate amount of Pretax Contributions (and any earnings and losses allocable thereto) made on behalf of members of the Highly Paid Group for such Plan Year, over the maximum amount of Pretax Contributions that could be made on behalf of the Highly Paid Group without violating the requirements of Plan (S) 5.5(a), determined by reducing Pretax Contributions made on behalf of members of the Highly Paid Group in order of the Actual Deferral Percentages beginning with the highest of such percentages.

          (d) To the extent provided in (c) above, in accordance with the Code and the Regulations, if a member of the Highly Paid Group so elects in writing, BPAC shall recharacterize Excess Contributions of such Participant for a Plan Year as After-Tax Contributions in order to satisfy the requirements of (a) above, in which event the amount of Excess Contributions so recharacterized shall, to the extent permitted by the Code and the Regulations, be treated as having been refunded to the Participant and then contributed by the Participant as an After-Tax Contribution.

          (e) If a Highly Compensated Participant does not elect recharacterization under (d) above, or if required in order to comply with the provisions of (a) above and the Code, BPAC shall refund Excess Contributions for a Plan Year to the Participant. The distribution of such Excess Contributions shall be made to members of the Highly Paid Group to the extent practicable before the 15th day of the third month immediately following the Plan Year for which such Excess Contributions were made, but in no event later than the end of the Plan Year immediately following the Plan Year for which such Excess Contributions were made. Any such distribution shall be made to each member of the Highly Paid Group on the basis of the respective portions of such amounts attributable to each member of the Highly Paid Group.

     5.6.  Average Contribution Percentage Tests.
           -------------------------------------

          (a) Notwithstanding any provisions of the Plan to the contrary, the Average Contribution Percentage for the Plan Year for members of the Highly Paid Group shall not exceed the greater of the following Average Contribution Percentage tests: (i) the Average Contribution Percentage for the Plan Year of members of the Lower Paid Group multiplied by 1.25; or (ii) the Average Contribution Percentage for the Plan Year of members of the Lower Paid Group multiplied by 2.0, provided that the Average Contribution Percentage for members of the Highly Paid Group does not exceed the Average Contribution Percentage for members of the Lower Paid Group by more than 2%.

          (b) The "Average Contribution Percentage" for a Plan Year means, for each specified group of Employees, the average of the ratios (calculated separately for each Employee in such group) of (i) the sum of (A) Employer Matching Contributions, (B) After-Tax Contributions, and (C) if BPAC so elects in accordance with and to the extent permitted by the Regulations, Pretax Contributions, credited to the Employee's Account for such Plan Year, to (ii) the amount of his compensation (as defined in Code (S) 414(s)) for the Plan Year. An Employee's Average Contribution Percentage shall be zero if no contributions are made on his behalf for such Plan Year.

          (c) BPAC shall determine as of the end of the Plan Year, and at such other time or times as BPAC in its discretion shall decide, whether one of the Average Contribution Percentage tests specified in (a) above, is satisfied for such Plan Year. This determination shall be made after first determining the treatment of excess deferrals (within the meaning of Code (S) 402(g)) as provided in Plan (S) 5.2 and then determining the treatment of Excess Contributions under Plan (S) 5.5. In the event that neither of the Average Contribution Percentage tests is satisfied, BPAC shall refund the Excess Contributions in the manner described in (d) below. For purposes of this Plan
(S) 5.6, "Excess Contributions" mean with respect to any Plan Year and with respect to any Participant, the excess of the total amount of Employer Matching Contributions, After-Tax Contributions and Pretax Contributions (if the Regulations permit and BPAC elects to take Pretax Contributions into account when calculating the Average Contribution Percentage) and any earnings and losses allocable thereto, credited to the Accounts of members of the Highly Paid Group for such Plan Year, over the maximum amount of such contributions that could be made without violating the requirements of (a) above. The amount of each Highly Paid Group member's Excess Contributions shall be determined by reducing the Average Contribution Percentage of each member of the Highly Paid Group whose Average Compensation Percentage is in excess of the percentage otherwise permitted under (a) above to the maximum amount permitted under (a) above.

          (d) If BPAC is required to refund Excess Contributions to any member of the Highly Paid Group for a Plan Year in order to satisfy the requirements of
(a) above, then such refund shall be made to the extent practicable before the 15th day of the third month immediately following the Plan Year for which such Excess Contributions were made, but in no event later than the end of the Plan Year following the Plan Year for which such excess contributions were made. The amounts so refunded shall be made in the following order of priority: (i) first by distributing After-Tax Contributions, and earnings thereon credited to the Participant's Account; (ii) then by distributing Pretax Contributions (to the extent such amounts are included in the Average Contribution Percentage) and earnings thereon credited to the Participant's Account; and (iii) finally by distributing Employer Matching Contributions and earnings thereon credited to the Participant's Account. All such distributions shall be made to members of the Highly Paid Group on the basis of the respective portions of such amounts attributable to each member of the Highly Paid Group.

     5.7.  Annual Additions Limitation.
           ---------------------------

          (a) The maximum Annual Addition which may be credited for a Plan Year to each Participant's Account shall not exceed the lesser of (1) 25% of his compensation for the Plan Year or (ii) $30,000, as adjusted from time to time in accordance with Code (S) 415(d). For purposes of this Plan (S) 5.7, "Annual Addition" means the total amount of Pretax Contributions, Employer Matching Contributions, Additional Employer Contributions and After-Tax Contributions credited to a Participant's Account during the Plan Year, "compensation" means compensation as defined under Treasury Regulation 1.415-2(d) and the "limitation year" means the Plan Year. This limitation shall be administered in compliance with the requirements of Code (S) 415, the provisions of which are incorporated herein by reference.

          (b) If the Annual Addition to a Participant's Account exceeds the maximum permissible under (a) above, calculated after the adjustments made in accordance with Plan (S)(S) 5.5 and 5.6, then the excess amount ("Excess Amount") shall be disposed of, but only to the extent necessary, by first returning the After-Tax Contributions credited to the Participant's Account. If the excess may be distributed by the return of After-Tax Contributions credited to the Participant's Account, then the After-Tax Contributions shall be returned, without earnings, gains or losses attributable thereto, but such earnings, gains or losses will be considered as an Employee contribution for the limitation year in which the After-Tax Contributions were returned. If it is necessary to return either Pretax Contributions or Employer Matching Contributions credited to the Participant's Account, then such contributions shall be set aside in a suspense account to be reallocated to the Participant from whose Account the contributions were removed in order to satisfy the Annual Additions limitation year in the next succeeding limitation year or any subsequent limitation year, as necessary in order to allow the reallocation without violation of the Annual

Additions limitation herein described; provided, however, that if the Participant is not employed on the last day of the Plan Year, then the Excess Amounts remaining and held unallocated in a suspense account for such Participant shall, in the next limitation year, be applied to reduce Employer Matching Contributions for such year and shall be reallocated to all other Participants in the next succeeding limitation year, until exhausted.

           (c) If after application of (b) above, an Excess Amount still exists, then

                    (i) if the Participant is covered by the Plan at the end of the limitation year, the Excess Amount in the Participant's Account will be used to reduce Employer Matching Contributions for such Participant in the next limitation year, and each succeeding limitation year if necessary, or

                    (ii) if the Participant is not covered by the Plan at the
               end of the limitation year, the Excess Amount will be held unallocated in a suspense account and will be applied to reduce future Employer Matching Contributions for all remaining Participants in the next limitation year, and each succeeding limitation year if necessary."

                                   ARTICLE 6

                           ALLOCATIONS AND VALUATION

     6.1.  Allocation Of Employer Matching Contributions.  Each Employer's
           ---------------------------------------------
Matching Contribution for each Plan Year, if any, made pursuant to Plan (S) 3.1 shall be paid to the Trust and allocated not less often than annually among those Participants who are Employees of the Employer and who made Basic Contributions during the Plan Year pro rata based upon the ratio that each such Participant's Basic Contribution bears to the aggregate of all such Participant's Basic Contributions.

     6.2.  Allocation Of Additional Employer Contributions.
           -----------------------------------------------

     If an Employer makes additional contributions to the Plan pursuant to Plan
(S) 3.3, such contributions shall be paid to the Trust in a single payment and shall be allocated among all Employees of such Employer who are employed on the last day of the Plan Year for which such contribution is made in the proportion that each such Employee's compensation for such Plan Year bears to the compensation of all Employees of such Employer.

     6.3.  Investment Of Employer Contributions.  Employer Contributions
           ------------------------------------
(excluding Pretax Contributions) for each Plan Year shall be invested in the Armco Stock Fund at the average price per share paid by the Trustee to purchase shares of Armco Stock for the Armco Stock Fund for such contribution. An Employer may direct the investment of Employer Contributions to one or more other Investment Funds, as provided in Plan (S) 7.3. Pretax Contributions shall be invested as Participant contributions in accordance with Plan Article 7. Nothing herein shall be deemed to limit or prevent a Participant from fully exercising any right with respect to Armco Stock held in the Trust for his benefit, such as the right to vote shares or tender shares, which rights are reserved to the Participant under the terms of the Trust Agreement.

     6.4.  Allocation Of Participant Contributions.  Each Participant's Basic or
           ---------------------------------------
Supplemental Contributions (including any Pretax Contributions made on his behalf) for each pay period shall be allocated not less often than monthly, to such Participant's Account. Any Rollover Contribution, including any earnings, gains or losses properly allocable thereto, shall each be separately identified and accounted for.

     6.5.  Establishment Of Accounts.  BPAC shall maintain, or cause to be
           -------------------------
maintained, accurate and complete records of all contributions made by or on behalf of each Participant, the investment thereof and the expenses, earnings or losses allocable thereto, and shall establish and maintain in the name of each Participant, as appropriate, an Armco Stock Fund Account, a Fixed Income Fund Account, and such other accounts and subaccounts as are necessary for the proper administration of the Plan. The establishment and maintenance of, or allocations and credits to, the Account of any Participant shall not vest in any Participant any right, title or interest in and to any Plan assets or benefits except at the time or times and upon the terms and conditions and to the extent expressly set forth in the Plan and in accordance with the terms of the Trust.

     6.6.  Fund Earnings Or Losses.  The accounting method used shall assure
           -----------------------
that the current fair market value of the assets held in each Investment Fund, as determined by the Trustee, exclusive of any Employer's or Participant's contribution paid to or accrued by the Fund which may be allocable to such Investment Fund for the period for which the valuation is made, shall be determined and allocated not less often than quarterly as of each Valuation Date among the Participants' Accounts in the Investment Fund in the proportion that each Participant's Account in such Investment Fund bears to the aggregate of all Participants' Accounts in such Investment Fund as of such Valuation Date.

     6.7.  Correction Of Errors.  Notwithstanding anything to the contrary
           --------------------
contained in the Plan or the Trust Agreement, each Committee is fully empowered to do, at any time and from time to time, all things necessary or convenient to correct any accounting or recordkeeping errors or to maintain the Plan's tax qualified status, including any error made in calculating the Account Balance of any Participant, and no Participant shall have or be deemed to have any interest in any sum erroneously credited to his Account.

     6.8.  Other Accounting Procedures.  Each Committee may, in its respective
           ---------------------------
discretion and if administratively necessary or desirable, establish such other accounting or other procedures as may be appropriate to carry out its function hereunder and to implement the intent of the Plan. Nothing contained herein shall require or be deemed to require deviation from the procedures herein established.

                                   ARTICLE 7

                        PARTICIPANT DIRECTED INVESTMENTS

     7.1.  Investment Of Basic And Supplemental Contributions.  Each Participant
           --------------------------------------------------
shall, at the time he files his enrollment forms in accordance with Plan (S) 2.2, direct that his Basic and Supplemental Contributions be allocated to and invested in the Armco Stock Fund, the Fixed Income Fund, or such other Investment Funds as may be established by BPARC. Such allocations shall be made in increments of 10% or more as BPAC may from time to time determine. Each Participant may, once during each calendar quarter in accordance with procedures established by BPAC, change the Investment Fund or Funds to which future Basic and/or Supplemental Contributions are to be allocated.

     7.2.  Rollover Contributions.  Each Participant shall specify concurrently
           ----------------------
with the making of any Rollover Contribution, in accordance with procedures established by BPAC, the Investment Fund or Funds to which such contribution shall be allocated and invested. Such allocation shall be made in increments of 10% or more as BPAC may from time to time determine.

     7.3.  Transfers Between Investment Funds.  Each Participant may, once
           ----------------------------------
during each calendar quarter, in accordance with procedures established by BPAC, direct that all or a specified portion of his Account, including any earnings thereon, held in any one or more Investment Funds be transferred from such Investment Fund or Funds to any other Investment Fund or Funds.

     7.4.  Absence Of Direction.  If a Participant fails or refuses to direct
           --------------------
the investment of his current contributions as provided in Plan (S) 7.1 such Participant shall be deemed to have elected to direct the investment of such contributions in the Fixed Income Fund or any successor to such Investment Fund or to such other Investment Fund as the Trustee may from time to time recommend or BPARC shall select.

     7.5.  No Direction By A Beneficiary.  A Participant's Beneficiary may not
           -----------------------------
exercise the rights afforded to Participants pursuant to this Article 7.

     7.6.  Delayed Effective Date Of Direction.  Either Committee or the Trustee
           -----------------------------------
may, in their sole discretion and without liability therefore, delay the effective date of any investment direction delivered by any Participant in order to enable the orderly liquidation or reinvestment of assets or for such other reason as the Trustee deems to be appropriate. In no event shall any direction, properly given, be effective unless actually received.

     7.7.  Trustee's Limited Discretion.  The Trustee may not and shall not be
           ----------------------------
under any duty or obligation to purchase or sell shares of Armco's Stock except as may be necessary to invest funds required by the terms of the Plan to be invested in the Armco Stock Fund regardless of the current market conditions, the presence of a bona fide tender offer or any other condition affecting or tending to affect the value of Armco's Stock.

     7.8.  Voting Rights.  Each Participant shall have the exclusive right (i)
           -------------
to direct the Trustee to vote whole shares held by the Trustee for the Participant's benefit in the Armco Stock Fund, and (ii) to exercise any and all other rights which may accrue to an owner of any shares so held in the Armco Stock Fund. In the absence of any such directions, neither the Trustee nor either Committee may exercise any right accruing with respect to any shares held in the Armco Stock Fund.

                                   ARTICLE 8

                                 DISTRIBUTIONS

     8.1.  Distribution Upon Termination Of Service.  Any Participant who
           ----------------------------------------
terminates Service for any reason other than Retirement or death shall be entitled to payment in full of his Account Balance within a reasonable time after the date of his termination of Service, in kind and/or in cash at the net value on the date on which the assets in which his Account is invested are liquidated. If the Participant's Account Balance is greater than $3,500 on the date he terminates Service, the Participant may make a one-time irrevocable election at the time of his termination of Service to receive an immediate distribution of his Account Balance or to leave his Account Balance in the Plan until April 1 of the calendar year in which the Participant attains age 65. If the Participant elects to have his Account Balance remain in the Plan after his termination of Service, his Account Balance will be invested in the Fixed Income Fund, or any successor to such Investment Fund or to such other Investment Fund as the Trustee may from time to time recommend or BPARC shall select. If the Participant should die prior to distribution thereof, such Participant's Account Balance, will be distributed in accordance with Plan (S)(S) 8.3 and 8.5.

     8.2.  Distribution Upon Retirement.  Any Participant who terminates Service
           ----------------------------
because of his Retirement shall be entitled to payment in full of his Account Balance, in kind and/or in cash at the net value on the date on which the assets in which his Account is invested are liquidated. Unless a deferred payment is elected in accordance with Plan (S) 8.4, such distribution shall be made within a reasonable time following such Participant's Retirement.

     8.3.  Distribution Upon Death.  Distribution of a Participant's Account
           -----------------------
Balance shall be made within a reasonable time following the death of a Participant in kind and/or in cash at the net value on the date on which the assets in which his Account is invested are liquidated.

     8.4.  Deferred Distribution.  A Participant who is entitled to distribution
           ---------------------
under Plan (S) 8.2 may direct, by Notice to BPAC on or before the date he terminates Service, that distribution of his Account Balance be deferred until any date on or before the first day of the Plan Year in which the Participant attains age 70, or such earlier date as the Participant may subsequently request.

     8.5.  Form Of Distribution.  Any portion of a Participant's Account Balance
           --------------------
invested in any Investment Fund other than the Armco Stock Fund shall, upon Retirement or other termination of Service, be paid in a single sum payment by check drawn on the Trust and payable to the order of the Participant or, if he is deceased, to the order of his Beneficiary. A Participant's distributable interest in the Armco Stock Fund shall be paid in a single sum payment either in cash or in whole shares of Armco Stock together with cash representing the value of any fractional shares or any contributions theretofore not yet invested in Armco Stock, as the Participant may specify by Notice to BPAC. In the case of a distribution following the Participant's death, the Participant's distributable interest in the Armco Stock Fund shall be paid to his Beneficiary in whole shares of Armco Stock together with cash representing the value of any fractional shares. The payment of a Participant's interest in the Armco Stock Fund in cash shall be accomplished by the sale of the Participant's shares of Armco Stock.

     8.6.  Statutory Payment Date Before January 1, 1989.  Unless a Participant
           ---------------------------------------------
elects to defer the commencement of benefits hereunder to a date not later than the first day of the Plan Year in which such Participant attains age 70, the payment of benefits under the Plan will begin not later than the 60th day after the latest of the close of the Plan Year in which the Participant (i) attains age 65, (ii) attains the 10th anniversary of his first date of participation in the Plan, or (iii) terminates his Service. Notwithstanding the foregoing, distribution of a benefit to any Participant who is a 5% owner with respect to the Plan Year ending in the calendar year in which such Participant attains age 70-1/2 must commence no later than the April 1st of the calendar year in which such Participant attains age 70-1/2. No distribution of any amounts attributable to contributions paid after January 1, 1985 on behalf of a Participant (other than voluntary non-deductible contributions made by him as a 5% owner) while he was a 5% owner shall be made to a Participant who is or has been a 5% owner prior to such Participant's attaining age 59-1/2 for any reason other than such Participant's death or disability. For purposes of this Plan
(S) 8.6, a 5% owner shall mean a 5% owner of such Participant's employer as defined in Code (S) 416(i)(1)(B)(i).

     8.7.  Statutory Payment Date After December 31, 1988.  Notwithstanding Plan
           ----------------------------------------------
(S) 8.6, effective from and after January 1, 1989, any benefit payable to a Participant hereunder shall commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 regardless of whether the Participant has terminated Service.

     8.8.  Transferred Employees.  If a Participant ceases to be an Employee by
           ---------------------
reason of a transfer of employment to a class of employees of an Employer not eligible for participation or to an Affiliate which is not an Employer then, except as hereinafter provided, such Participant's Account Balance shall be held for distribution until such time as such Participant's Service terminates. BPAC may, in its sole discretion, direct the Trustee to transfer and the Trustee shall thereupon transfer such Participant's Account Balance directly to the trustee of any other qualified defined contribution plan of an Affiliate in which the Participant may then be participating. Any such transfer shall be expressly conditioned upon the existence of provisions in such transferee plan and trust to the effect that the interest so transferred shall be fully vested and nonforfeitable from and after the date of transfer and shall be separately accounted for and held for the benefit of the Participant. Transfer by the

Trustee hereunder shall be in full satisfaction of any claim for benefits hereunder by such Participant.

     8.9.  QDRO Accounts.  An Account established for the benefit of an
           -------------
alternate payee (who is not an Employee) under a Qualified Domestic Relations Order (as provided in Plan (S) 14.2) shall be treated in the same manner as an Account of a Participant who had terminated service.

                                   ARTICLE 9

                           WITHDRAWALS WHILE EMPLOYED

     9.1.  Withdrawals.  Withdrawals may be made not more often than twice in
           -----------
any Plan Year from After-Tax Contributions and/or Employer Matching Contributions, or any earnings thereon. Subject to the provisions of Plan
(S)(S) 9.3 and 9.4, withdrawals may be made from Pretax Contributions, or any earnings thereon, at any time. Withdrawals may be made from all or a specified portion of contributions credited to an Account from such Investment Fund or Funds as the Participant may specify, by filing the appropriate form with the Local Plan Administrator by the last work day of the month preceding the month in which such withdrawal is to be effected. No withdrawal may exceed the lesser of the amount specified by the Participant or the fair market value of the contributions from which the withdrawal is specified to be made.

     9.2.  Employer Matching Contributions.  Withdrawals from Employer Matching
           -------------------------------
Contributions may only be made from those contributions credited to the Participant's Account for at least two full calendar years prior to the date of withdrawal.

     9.3.  Withdrawal Of Pretax Contributions.  Pretax Contributions and
           ----------------------------------
earnings attributable thereto may be withdrawn prior to a Participant's attaining age 59-1/2, only upon an adequate showing of hardship in accordance with Plan (S) 9.4. Withdrawals may be made solely from Pretax Contributions but not from earnings thereon.

     9.4.  Hardship Withdrawals.
           --------------------

          (a)  Subject to Plan (S) 9.3 and the following provisions of this Plan
(S) 9.4, a Participant who has made all permissible withdrawals (other than hardship withdrawals) and obtained all nontaxable loans currently available under this Plan and all other plans maintained by the Employer in which the Participant also participates, may make a withdrawal of at least $500 from Pretax Contributions credited to his Account by filing the appropriate forms with the Local Plan Administrator by the 15th day of the month preceding the month in which such withdrawal is to be effective. Such forms shall include the Participant's written representation that the amount of the hardship withdrawal does not exceed the amount necessary to satisfy a heavy and immediate financial need of the Participant (as described in subsection (b) below).

          (b) Hardship withdrawals shall be available only if the withdrawal is made on account of an immediate and heavy financial need of the Participant resulting from:

               (i) medical expenses described in Code (S) 213(d) incurred by the Participant, his spouse or any dependent of the Participant (as defined in Code (S) 152),

               (ii) the purchase (excluding mortgage payments) of a principal residence for the Participant,

               (iii) payment of tuition for the next semester or quarter of post-secondary education for the Participant or his spouse, children or dependents,

               (iv) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence, or

               (v) such other events as may be prescribed by the IRS.

          (c) Any Participant who makes a hardship withdrawal shall not be permitted to make Basic or Supplemental Contributions under the Plan for the 12-month period immediately following the date on which the hardship withdrawal is received. In addition, the maximum amount of Pretax Contributions (as provided on Plan (S) 5.2) made on behalf of such Participant for the Plan Year immediately following the Plan Year in which the hardship withdrawal is made shall be reduced by the amount of Pretax Contributions made on such Participant's behalf for the Plan Year in which the hardship withdrawal was made.

     9.5.  Form Of Payment.
           ---------------

          (a) Any portion of a Participant's Account Balance withdrawn from any Investment Fund other than the Armco Stock Fund shall be paid in a single payment by check drawn on the trust and payable to the order of the Participant or, if he is deceased, then to the order of his Beneficiary.

          (b) Sums withdrawn from a Participant's Account invested in the Armco Stock Fund shall be paid in a single payment in cash or in whole shares of Armco Stock together with cash representing the value of any fractional shares or any contributions theretofore not yet invested in Armco Stock, as the Participant may specify by Notice to BPAC. If such sums are to be withdrawn in cash, the shares shall be sold and the net proceeds distributed. Shares to be withdrawn shall be valued at the price of shares sold by the Trustee for cash withdrawals. If that average cost of the Participant's shares is less than the fair market value of the shares, the Participant's application requesting a withdrawal shall be deemed to include a request to withdraw such net unrealized appreciation. If that average cost exceeds the fair market value of the shares, to the extent the withdrawal is from Participant contributions, the amount of the unrealized net loss shall be recorded as undistributed
Participant contributions.

                                   ARTICLE 10

                                     LOANS

     10.1. Permitted Loans.  Subject to the following provisions of this Article
           ---------------
10, any Participant who has not terminated Service, who is receiving pay from his Employer and who is eligible to contribute to the Plan, may make application to borrow from his Account Balance, from such Investment Fund or Funds as he may specify, by filing the appropriate form with the Local Plan Administrator by the 20th day of any month. Effective as of October 18, 1989, any Participant may make application to borrow from his Account Balance. Any loan application received after the 20th day of the month shall be returned to the Participant. Determination of whether a loan shall be approved shall be made under procedures developed by BPAC and applied in a uniform and nondiscriminatory manner. Approved loans shall be distributed to the Participant by the 20th day of the month immediately following the month in which the loan application is made.

     10.2. Required Consent.  To the extent required by the Code and
           ----------------
Regulations, no loan shall be made to any Participant unless BPAC receives the written consent of the Participant and, if the Participant is married, of the Participant's Spouse, to the loan and to any potential reduction in the Participant's Account Balance resulting from such loan, and authorizing payroll deductions for the repayment of the loan.

     10.3. Limitations On Loans.
           --------------------

          (a) Loans under the Plan must be for a minimum of $1,000 and in no event may exceed the lesser of (a) $50,000 reduced by the excess (if any) of (i) the highest outstanding loan balance owed by the Participant during the one-year period ending on the day preceding the date of the loan, over (ii) the outstanding balance of all other loans from the Plan to the Participant on the date of the loan, or (b) 50% of his Account Balance; provided, however, that the maximum amount available for loan from each Investment Fund selected by the Participant may not exceed 95% of the value of the Participant's interest in such Investment Fund determined on the date the Participant's Account is debited for the loan.

          (b) No more than one loan shall be made to a Participant at any time and any outstanding loan must be repaid in full before another loan may be granted.

          (c) Loans will first be applied against After-Tax Contributions credited to a Participant's Account, then against Employer Matching Contributions credited to a Participant's Account and finally against Pretax Contributions credited to a Participant's Account.

     10.4. Required Collateral.  A promissory note shall be signed by the
           -------------------
Participant and his Spouse, if any, pledging not more than 50% of the present value of the Participant's Account Balance and any other security deemed necessary as collateral for the loan.

     10.5. Repayment.
           ---------

          (a) Each loan to a Participant shall be repaid by payroll deductions in substantially equal installments of no less than $50 consisting of principal and interest. Each loan shall have a repayment period of not less than 1 year and not more than 5 years, except that a loan that is used to buy or build the borrower's principal residence may have a repayment period of not more than 10 years. Principal residence status will be determined at the time application for the loan is made. Any loan may be prepaid in whole without penalty at any time.

          (b) As each repayment of the loan is received, the entire amount representing both principal and interest shall be credited to the Participant's Account and invested in accordance with the Participant's investment allocation election in effect at the time of each repayment.

     10.6. Interest Charges.  Effective as of October 18, 1989, the interest
           ----------------
rate on loans shall be a reasonable rate of interest commensurate with the prevailing interest rate charged on similar commercial loans by persons in the business of lending money. Unless otherwise established by BPAC, the interest rate, as established by the Chase Manhattan Bank, N.A., shall be equal to the prime rate plus 2.0% determined on the first market day of the month in which the loan application is approved. The interest rate so established shall remain fixed for the full term of the loan.

     10.7. Failure To Make Timely Payment.  If at any time prior to the full
           ------------------------------
repayment of the loan the Participant's periodic loan payments cease to be made for any reason, the loan shall be in default and shall be immediately due and payable. Notice of the default shall be given to the Participant at his last known address. If such payment is not made within 30 days thereafter, BPAC shall have the right at its discretion either to accelerate the loan and to reduce the Participant's Account Balance by the amount of the unpaid loan balance including interest then due or to file suit on the Participant's promissory note.

     10.8. Termination Of Employment.  If at any time prior to the full
           -------------------------
repayment of a loan the Participant terminates Service for any reason, or if the Plan should terminate, the unpaid balance of the Participant's loan (including any interest thereon) shall be immediately due and payable, and if the unpaid balance is not repaid by the date the Participant terminates Service, the unpaid loan and interest shall be deducted from any amount distributable from the Plan to which such Participant or his Beneficiary may be entitled without further action by or approval of the Participant, the Participant's Spouse or any Beneficiary. Such reduction shall constitute a complete discharge of all liability to the Plan for the loan.

                                  ARTICLE 11

                           PARTICIPATING EMPLOYERS

     11.1. Permission To Participate.  Any Affiliate may participate as an
           -------------------------
Employer under this Plan for the benefit of its Employees or such Employees of such division, plant, location, or other operating unit as the Board or BPAC may specifically authorize.

     11.2. Agreement To Contribute.  By applying to participate as an Employer
           -----------------------
or by participating as an Employer with respect to any Employee, each Employer expressly agrees to make contributions to the Trust for the benefit of Participants employed by such Employer in accordance with the terms of the Plan, as the same may be modified from time to time with respect to such Employer with the approval of BPAC.

     11.3. Post-Joinder Amendments.  By choosing to participate as an Employer,
           -----------------------
each Employer expressly agrees to be bound to any modification or amendment to the Plan or the Trust which may be adopted from time to time by the Board, BPAC, or BPARC without further action by its respective board of directors.

     11.4. Delegation Of Authority To BPAC/BPARC.  Each Employer expressly
           -------------------------------------
agrees that BPAC and BPARC be, and each hereby is, authorized and empowered to exercise such authority of the board of directors of the Employer with respect to the adoption, amendment, or restatement of any employee benefit plan or related trust established to provide benefits for Employees of the Employer as either Committees may exercise with respect to employee benefit plans or related trusts of Armco in accordance with authority delegated to each Committee from time to time by the Board or by the terms of this Plan. No such action by BPAC or BPARC shall require any express or implied ratification by any Employer to become effective and binding.

     11.5. Termination Of Participation.  Any Employer may terminate its
           ----------------------------
participation in the Plan or Trust as to all or any portion of the Participants who are Employees of such Employer or may permanently discontinue its contributions under the Plan by Notice to the Committees at least 30 days prior to the effective date of such action. If those Participants to whom such Employer has taken action to terminate participation or discontinue contributions continue to be employed by an Affiliate, then each such Participant's Accrued Benefit shall be held in the Trust for distribution in accordance with the terms of the Plan. If those Participants cease to be employed by an Affiliate, distribution shall be made in accordance with the terms of this Plan.

     11.6. Segregated Investment Funds.  Any Employer may request that BPARC
           ---------------------------
cause the Trustee to establish a segregated Investment Fund for the benefit of Participants employed by such Employer. The Trustee shall establish any such segregated Investment Fund for the purpose of holding assets contributed by such Employer or the Participants employed by such Employer only if and as directed by BPARC.

     11.7. Special Provisions.  BPAC may adopt such riders to this Plan to
           ------------------
modify the terms of all or any part of the Plan as it applies to all or to a specified portion of the Employees of any Employer as BPAC deems to be necessary or desirable to implement the desires of a particular Employer. No such modification may result in discrimination in favor of the officers, shareholders, or highly paid employees of Armco or any Affiliate and any such modification which is finally found by the IRS or by any other federal agency or by a court of competent jurisdiction to be discriminatory may be voided, in the discretion of BPAC, from and after the effective date such discriminatory effect began.

                                  ARTICLE 12

                             PLAN ADMINISTRATION

     12.1. Power Of Administrative Committee.  BPAC shall be the named fiduciary
           ---------------------------------
with the general responsibility and the power to administer and construe the provisions of the Plan, to determine questions of law and fact arising under the Plan, to determine the amount of the authorized payment of benefits under the Plan, to maintain Plan records, to adopt amendments to the Plan as hereinafter provided, and to exercise such other rights and powers as may be specifically granted to it herein or by the Board.

     12.2. Power Of Asset Review Committee.  BPARC shall be the named fiduciary
           -------------------------------
with the general responsibility and the power to manage or to direct the management of any Plan asset which may be held in trust from time to time, to establish the Plan's funding policy, to appoint or remove or change any Trustee, Investment Manager, or other funding agency, to delegate to each Trustee or Investment Manager such authority or discretion to manage, acquire, or dispose of such assets of the Plan as BPARC may deem appropriate and as may be described from time to time by Notice to each such Trustee or Investment Manager, and to exercise such other rights and powers as may be specifically granted to it herein or by the Board. BPARC shall have no responsibility for any investment decision made by a Participant in accordance with the terms of this Plan.

     12.3. Compensation And Expenses Of Committee Members.  No member of either
           ----------------------------------------------
Committee shall receive any compensation for serving as a member of such Committee, but each member shall be entitled to be reimbursed for any reasonable expense incurred in carrying out his duties as a member of such Committee.

     12.4. Bond For Committee Members.  No bond or other security shall be
           --------------------------
required of either Committee or of any member of either Committee except as may be required by ERISA.

     12.5. Composition Of Committees.  Any person may serve on either or both of
           -------------------------
said Committees, and any member of either of said Committee or of any subcommittee or any agent or other person to whom either of said Committees may delegate any authority, may serve in more than one capacity with respect to the Plan.

     12.6. Committee Procedures.  Each Committee shall elect or designate a
           --------------------
Chairman, shall establish procedures for and the time and place of meetings, shall provide for the keeping of minutes of all meetings, and shall establish such other procedures as they deem to be necessary or appropriate. The Chairman or any other member authorized by the Committee may sign any document by or on behalf of the Committee.

     12.7. Disqualified Committee Member.  No member of either Committee may act
           -----------------------------
or influence the decision of the remaining Committee members with respect to any matter relating solely to himself or to any right or benefit he or any of his Beneficiaries may have under the Plan.

     12.8. Exercise Of Discretion.  Whenever BPAC or BPARC is vested with
           ----------------------
discretionary powers under the terms of this Plan, such Committee shall endeavor to make consistent determinations in cases involving the same circumstances, but shall not be required to do so. Neither Committee may exercise its discretion in a fashion which results in discrimination in favor of shareholders, officers or highly compensated employees of Armco or any Affiliate, or in such manner as may otherwise adversely affect the tax-qualified status of the Plan.

     12.9. Appointment Of Counsel.  Each Committee may arrange for the
           ----------------------
engagement of such legal counsel, who may be counsel for Armco or any Affiliate, and may rely upon the written opinion of such counsel.

     12.10.  Delegation Of Authority.  Either Committee may delegate to any
             -----------------------
agent or to Armco's Human Resources Department or Finance Department or to any subcommittee or member of such Committees or any subcommittee the authority to perform any act, such Committee may perform hereunder, such delegation to be subject to revocation at any time in the Committee's discretion.

     12.11.  Local Plan Administrators.  BPAC may designate one or more persons,
             -------------------------
each of whom may or may not be a member of the Committee, to be the Local Plan Administrator at each location of each Employer. The Local Plan Administrator shall be responsible for providing such information to the Participants and other persons entitled to benefits under the Plan as BPAC may direct, including information regarding the procedure for electing the form of benefits, for making withdrawals, making transfers or filing claims for benefits, and shall perform such other routine and nondiscretionary tasks involving the day-to-day administration and operation of the Plan as BPAC may delegate from time to time. No Local Plan Administrator may exercise any discretion in the exercise of his duties, such exercise being reserved to the Committees and their delegates as named fiduciaries.

     12.12.  Discharge Of Duties.  Each Committee and any of its delegates or
             -------------------
appointees shall discharge their respective duties under the Plan solely in the interest of and for the exclusive purpose of providing benefits to the Participants and their Beneficiaries exercising the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of like character with like aims and in accordance with the terms and conditions of the Plan and applicable law, and shall endeavor to defray the reasonable expenses for the administration of the Plan.

     12.13.  Indemnification.  Each Employer shall, and hereby does agree, to
             ---------------
indemnify and hold harmless each present member of each Committee and each successor member and each of any such member's heirs, executors, and administrators, and the Committee's delegates and appointees, including counsel (other than persons who are independent of any Affiliate and who render services to the Plan for a fee) for any and all liability or expense, including settlement costs, costs of litigation and counsel fees reasonably incurred by him in any action, suit, or proceeding to which he is or may be made a party by reason of his being or having been a member, delegate, or appointee of or counsel to the Committee, except in matters involving felonious criminal liability or gross, intentional and willful misconduct of a person who was not acting within the scope of his authority with respect to the matter giving rise to the actual or potential liability. If any insurance is in force to cover claims or a nature described above, then no person indemnified hereunder shall have any right of indemnification except to the extent of any deductible amount under the insurance coverage or to the extent any claim is outside of the coverage or the amount of the award, settlement, or expense exceeds the insurance limits.

     12.14.  Claims Procedure.
             ----------------

          (a) Any person who questions the amount of any benefit paid or who believes that a benefit should have commenced to be paid which did not so commence or who has some other claim arising under the Plan or Trust (the "Claimant"), shall deliver a written claim by Notice to BPAC fully describing the nature of such claim and incorporating or attaching all information and documentation necessary to enable BPAC to determine whether to grant or deny the claim. If the claim is filed with the Local Plan Administrator, then the Local Plan Administrator shall forthwith forward the claim, as filed, to BPAC, and shall provide Notice to the Claimant of the date that such claim was so forwarded. BPAC shall review the claim and supporting information and shall make an initial determination approving or denying the claim.

          (b) If the claim is denied in whole or in part, BPAC shall, within 90 days (or such other period as may be established by applicable law) from the time the claim is received, mail a Notice of Denial to the Claimant. Such 90-day period may be extended by BPAC if special circumstances so require for up to 90 additional days by a Notice of Extension to Claimant within the first 90-day period.

          (c) Each Claimant shall have the right to request a full and fair review by BPAC of its initial determination. Such request for review must be made by Notice to BPAC within 60 days of receipt of the Notice of Denial and must include all such new information or documentation as the Claimant believes pertinent to BPAC's review of its prior decision. The Claimant or his duly authorized representative shall have the right to review any pertinent documents and to submit any issues or comments. The Claimant or his duly authorized agent may, during such 60-day period, examine and review during reasonable business hours any pertinent documents and may request copies thereof, by written request accompanied by payment of any reasonable copying charges therefor.

          (d) BPAC shall, within 60 days after receipt of the request for review (or in special circumstances, such as where BPAC in its sole discretion holds a hearing, within 120 days of receipt of the request for review), submit its decision on review in writing to the Claimant. The decision on review will be final, conclusive, and binding on all parties.

          (e) Any notice of denial or decision on review shall be written in a manner calculated to be understood by the Claimant. A notice of denial shall set forth (i) the specific Plan provisions on which the denial is based, (ii) an explanation of additional material or information, if any, necessary to perfect such claim together with a statement of why such material or information is necessary, and (iii) an explanation of the review procedure. A decision on review shall set forth the specific Plan provisions on which the decision is based.

     12.15.  Service Of Process.  Any member of BPAC, the Secretary of Armco or
             ------------------
the Trustee may accept service of process for the Plan.

     12.16.  Expenses.  Any expenses incurred by either Committee or the Trustee
             --------
in carrying out its duties with respect to the Plan or the Fund may be paid by Armco or may, in the discretion of BPAC, be charged to and paid from the Account of the Participant or Participants for whose benefit or with respect to whose Accounts said expenses were incurred in accordance with rules uniformly applicable to all Participants. In the event Armco fails or refuses to pay any such expense and, when reimbursement of such expense is sought by any person other than the Trustee, the expense is deemed to be reasonable in the sole discretion of the Trustee, or when reimbursement of such expense is sought by the Trustee, the expense is deemed to be reasonable and appropriate in the sole discretion of BPARC, then the Trustee shall reimburse such expense directly from the aggregate Employer Contributions for the Plan Year in which such expense was reimbursed.

     12.17.  Information From Participants.  Each Participant shall file with
             -----------------------------
BPAC or BPARC such pertinent information concerning himself, his Beneficiary or any other person as BPAC may reasonably require, and no Participant, Beneficiary or other person shall have any right or be entitled to any benefit under the Plan unless such information is filed by or with respect to him.

                                  ARTICLE 13

                           AMENDMENT OR TERMINATION

     13.1. Right To Amend Or Terminate.  Armco intends to maintain the Plan in
           ---------------------------
effect indefinitely. However, the Board reserves the right to amend, modify, or terminate the Plan at any time or to modify or amend in whole or in part any or all of the provisions of the Plan, retroactively if deemed necessary or appropriate to meet the requirements of the Code, ERISA or any similar provisions of subsequent laws or to conform to Regulations or other policies in effect from time to time, or to obtain a determination that the Plan qualifies for favorable federal income tax treatment. The Committees may exercise such power and authority of the Board to modify, amend, merge, split, or terminate the Plan or any Trust Agreement as the Board may delegate to either of such Committees from time to time. No amendment or modification shall make it possible for any part of the corpus or income of the Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries under the Plan prior to the satisfaction of all liabilities of the Plan.

     13.2. Merger.  This Plan shall not merge or consolidate with or transfer
           ------
assets or liabilities to any other plan unless each Participant would be entitled to receive a benefit immediately after the merger, consolidation or transfer, if the Plan then terminated, at least equal to the benefit each such Participant would have been entitled to receive immediately before the merger, consolidation, or transfer, if the Plan then terminated.

     13.3. Termination.  The Board may, with Notice to the Committees and to the
           -----------
Trustee, terminate this Plan or discontinue all Employer Contributions as to all Participants or as to any class or unit of the Participants. No Employer shall have any duty or liability to make or to continue to make contributions hereunder from and after the effective date of any such termination or discontinuance of contributions.

     13.4. Distribution Upon Termination.  Upon the permanent discontinuance of
           -----------------------------
contributions or the termination or partial termination of the Plan, the interest of all affected Participants shall be distributed as and when BPAC shall provide. Prior to authorizing any distribution, BPAC shall process any termination reports required to be filed in accordance with federal law. Any assets in the Fund which have not been allocated to any Participant shall, after the payment of taxes and administration expenses, be allocated among the Accounts of all Participants in such nondiscriminatory manner as may be approved by BPAC.

     13.5. Plan-To-Plan Transfers.  In the case of a disposition of all or any
           ----------------------
part of any business of Armco or any Affiliate. BPARC may direct the Trustee to transfer the Account of any Participant who becomes an employee of the acquiring entity directly to the trustee of any successor plan, provided such successor plan qualifies for favorable federal income tax treatment under the provisions of Code (S) 401(a) and the interest of the Participant so transferred is nonforfeitable and held for the exclusive benefit of such Participant under the terms of such successor plan. In the case of an acquisition of all or any part of a business by Armco or any Affiliate, BPARC may direct the Trustee to accept a transfer to this Plan of an account balance held for the benefit of any employee of such business, provided such predecessor plan qualifies for favorable federal income tax treatment under the provisions of Code (S) 401(a) and such balance shall be nonforfeitable and held for the exclusive benefit of the employee for whom the account was held by such predecessor plan. Upon a transfer of Plan assets or liabilities to or from any other plan as herein provided, each Participant shall be entitled to receive a benefit immediately after such transfer which shall be equal to or greater than the benefit which the Participant would have been entitled to receive immediately prior to the transfer if the Plan then terminated.

                                  ARTICLE 14

                           MISCELLANEOUS PROVISIONS

     14.1. Not An Employment Contract.  This Plan is not and shall not be deemed
           --------------------------
to constitute a contract of employment between Armco or any Affiliate and any Employee or other person, nor shall anything herein contained be deemed to give any Employee or other person any right to be retained in his Employer's employ or to in any way limit or restrict his Employer's right or power to discharge any Employee or other person at any time and to treat him without any regard to the effect which such treatment might have upon him as a Participant of the Plan.

     14.2. Non-Alienation Of Benefits.  Except as may otherwise be required by
           --------------------------
law or pursuant to the terms of a Qualified Domestic Relations Order, no asset held in Trust for the benefit of any Participant or for the Beneficiary of any deceased former Participant nor any benefit payable under the terms of this Plan shall be subject to any manner to any voluntary or involuntary alienation, anticipation, sale, transfer, assignment, pledge, encumbrance or charge. Each and every attempt to voluntarily or involuntarily anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void and no distribution or payment of assets or benefits shall be in any way attachable for or subject to any debt, contract, liability, engagement or tort of any person entitled to such distribution or payment. If a Participant or Beneficiary is adjudicated a bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge, voluntarily or involuntarily, BPAC may hold or cause to be held and, if so held, shall apply such asset, distribution or payment or any part thereof to or for the benefit of such Participant or Beneficiary in such manner as BPAC shall, in its discretion, determine. For purposes of this Plan (S) 14.2, a "Qualified Domestic Relations Order" means any judgment, decree or order (including approval of a property settlement agreement) which has been determined by BPAC in accordance with procedures established under the Plan, to constitute a qualified domestic relations order within the meaning of Code (S) 414(p)(1). The prohibition against assignment or alienation of benefits provided in this Plan (S) 14.2 shall not apply with respect to any loan made to a Participant under the Plan pursuant to Plan Article 10.

     14.3. Minors And Incompetents.  Whenever and as often as any person
           -----------------------
entitled to payments hereunder shall be under a legal disability, or in the sole judgment of BPAC, shall otherwise be unable to apply such payments to his own best interest and advantage, BPAC in the exercise of its discretion may direct all or any portion of such payments to be made in any one or more of the following ways: (i) directly to such person; (ii) to his legal guardian or conservator; (iii) to his Spouse; or (iv) to any other person to be expended for the Participant's benefit. Any such payment shall be a complete discharge of the liability of the Plan and the Trustee therefor. BPAC's decisions shall in each case be final and binding upon all persons in interest and, upon payment, neither Committee nor the Trustee shall be under any duty to see to the proper application of such funds.

     14.4. Slayers.  No person who is held criminally responsible under the law
           -------
of any state or nation by a court of competent jurisdiction for any crime which directly or indirectly results in the death of any Participant or the death of any Beneficiary of a deceased Participant may take any interest of such Participant under this Plan, whether or not such person is the sole Beneficiary of such Participant, and the interest of each Participant shall be distributed as if any such person predeceased the Participant unless BPAC otherwise determines in its sole discretion.

     14.5. Lost Payee.  If BPAC cannot ascertain the whereabouts of any person
           ----------
to whom a payment is due under the Plan, including an Alternate Payee under a Qualified Domestic Relations Order, and if, after 5 years from the date such payment is due, a Notice of such payment due is mailed to the last known address of such person, as shown on the records of the Employer and within 3 months after such mailing such person has not made written claim therefor, BPAC may direct that such payment and all remaining payments otherwise due to such person be paid to any other Beneficiary or, if none can be found, be cancelled on the records of the Plan and neither the Plan nor BPAC nor any Affiliate nor any other person shall have any liability until proper claim is made therefor. Any Participant or Beneficiary may receive such cancelled benefit by making proper claim therefor at any time.

     14.6. Source For Payment Of Benefits.  The Fund shall be the sole source
           ------------------------------
for payment of benefits under this Plan, and each Employee, Participant, Beneficiary or any other person who shall claim any right to any payment or benefit under this Plan shall be entitled to look only to the Fund therefor. No Affiliate, Trustee, Committee or Committee member or any other person shall be individually liable for the payment of any benefit under this Plan.

     14.7. Rights Under The Plan.  No Participant or Beneficiary or any other
           ---------------------
person shall have any interest in or right under the Plan to any part of the Plan's assets except as and to the extent provided in the Plan.

     14.8. Necessary Parties.  To the extent permitted by law, in any action or
           -----------------
proceeding involving the Fund or any property constituting part or all thereof, or the administration thereof, BPAC and the Trustee shall be the only necessary parties. No Participant, Beneficiary or other person having or claiming to have an interest in the Fund or under the Plan shall be entitled to any notice of the proceeding unless notice is required by applicable law or by the court or administrative agency having jurisdiction over the proceeding. Any final judgment which may be entered in any such action shall be binding upon all such persons having or claiming to have any interest in the Fund.

     14.9. Stockholders.  In any action either at law or equity involving a
           ------------
Participant and his interest in the Plan or its operation, but in which the Trustee, a Committee, or an Employer are not directly a party litigant or a necessary party, upon court approval or order, BPAC may direct that payment be made to any court or those persons designated by the court of all sums or other property which are the subject matter of such litigation. Upon such payment, neither the Trustee, either Committee nor any Employer shall be liable or accountable for such payment.

     14.10.  Participant's Annual Statement.  Each Participant shall be
             ------------------------------
furnished at least annually a statement of his Account showing as of the first day and the last day of the prior Plan Year the value of his investments reflecting all After-Tax Contributions, Pretax Contributions, Rollover Contributions and Employer Contributions made by or on his behalf and earnings credited thereto, and any withdrawals therefrom and any interfund transfers made during the Plan Year.

     14.11.  Applicable Law.  This Plan shall be governed by, construed and
             --------------
enforced, to the extent possible, according to federal law and the law of the State of Ohio, and all provisions hereof shall be administered according to such State's law and any federal law, regulation, or rule which may from time to time be applicable.

                                  ARTICLE 15

                             TOP HEAVY PROVISIONS

     15.1. Top Heavy Plan.  The Plan will be considered a Top Heavy Plan for any
           --------------
Plan Year if it is determined to be a Top Heavy Plan as of the last day of the preceding Plan Year. Notwithstanding any other provisions of the Plan, the provisions of this Article 15 shall apply and supersede all other provisions of the Plan during each Plan Year with respect to which the Plan is determined to be a Top Heavy Plan.

     15.2. Special Definitions.  For purposes of this Article 15 and as
           -------------------
otherwise used in the Plan, the following terms shall have the meanings set forth below:

          (a)  "Aggregation Group" shall mean (i) the group composed of each
                -----------------
qualified employee benefit plan maintained by Armco or any Affiliate in which a Key Employee is a participant and (ii) each other qualified plan maintained by Armco or any Affiliate which enables a plan of Armco or any Affiliate in which a Key Employee is a participant to meet the requirements of Code (S)(S) 401(a)(4) and 410. In addition, BPAC may, in its discretion, include in the Aggregation Group such other qualified plan or plans maintained by Armco or any Affiliate if such Aggregation Group will continue to satisfy the requirements of Code (S)(S) 401(a)(4) and 410 with such plans being taken into account; provided, however, that voluntary inclusion as a member of the Aggregation Group shall not subject the plan to the requirements of Code (S) 416 unless the plan is part of the required aggregation group as defined in Code (S) 416(g)(2)(A)(i).

          (b)  "Key Employee" means any Employee of an Employer who at any time
                ------------
during the Plan Year or the 4 preceding Plan Years is (i) an officer (disregarding any person with the title but not the authority of an officer and disregarding all but the 50 officers who have the largest annual compensation during the 5 Plan Years including the current Plan Year) having an annual compensation greater than 50% of the amount in effect under Code (S) 415(b)(1)(A) for any such Plan Year, (ii) one of the 10 Employees having an annual compensation greater than the limitation in effect under Code (S) 415(c)(1)(A) and owning the largest interest in the Employer, (iii) a 5% owner of the Employer, or (iv) a 1% owner of the Employer having an annual compensation from the Employer of more than $150,000. For the purposes of this Plan (S) 15.2(b), compensation shall have the meaning prescribed in Treasury Regulation (S) 1.415-2(d).

          (c)  "Top Heavy Plan" means the Plan if, as of the last day of the
                --------------
Plan Year, (i) the aggregate of the Account Balances of Key Employees under the Plan exceeds 60% of the aggregate of the Account Balances of all participants, or (ii) the sum as of the last day of the Plan Year of the present value of the cumulative accrued benefits for Key Employees under all the defined benefit plans included in an Aggregation Group in which the Plan is a member and the aggregate of the accounts of Key Employees under all defined contribution plans included in such Aggregation Group exceeds 60% of a similar sum determined for all Employees participating in such plans. For the purpose of determining the present value of the cumulative accrued benefit for any Employee or the amount of the Account of any Employee, such present value or amount shall be increased by the aggregate distributions made with respect to such Employee under the Plan during the 5 year period ending on the last day of the Plan Year for which the test is made. Rollover Contributions shall be disregarded for these purposes in accordance with Regulations.

          (d)  "Super Top Heavy Plan" means a Top Heavy Plan which would
                --------------------
continue to be a Top Heavy Plan if 90% was substituted for 60% each place it appears in the definition of Top Heavy Plan.

     15.3. Limitations On Base Salary.  For any Plan Year that the Plan is a Top
           --------------------------
Heavy Plan, only the first $200,000 (adjusted annually for Plan Years beginning on or after January l, 1988, in accordance with the Regulations) of Base Salary shall be credited to a Participant.

     15.4. Minimum Contributions.  If the Plan is a Super Top Heavy Plan, the
           ---------------------
allocation of an Employer's Contribution (disregarding any Pretax Contribution) shall, in any Plan Year for any Participant who is not a Key Employee, be equal to the lesser of (i) 4% of such Participant's Base Salary, or (ii) the percentage of Base Salary of contributions for the Key Employee for whom such percentage is the highest for such Plan Year, disregarding Base Salary in excess of $200,000 and any Pretax Contribution included in Base Salary. For this purpose, all defined contribution plans required to be included in the Aggregation Group shall be treated as a single plan. If the Plan is a Top Heavy Plan but not a Super Top Heavy Plan, the foregoing sentence shall be modified to substitute 3% for 4%.

     15.5. Limitations.  For each Plan Year that the Plan is a Top Heavy Plan,
           -----------
1.0 shall be substituted for 1.25 as the multiplicand of the dollar limitation in determining the denominator of the defined benefit plan faction and of the defined contribution plan fraction for purposes of Plan (S) 5.7 and Code (S) 415(e).

     15.6. Other Plans.  BPAC shall, to the maximum extent permitted by the Code
           -----------
and in accordance with the Regulations, apply the provisions of this Article 15 by taking into account the benefits payable and the contributions made under all other defined contribution plans and defined benefit plans maintained by an Affiliate which are qualified under Code (S) 401(a) to prevent inappropriate omissions or required duplications of minimum benefits or contributions.

                                First Amendment
                                     to the
                           Armco Inc. Thrift Plan For
                               Salaried Employees
                        Effective as of January 1, 1989

Armco Inc., Armco Advanced Material Corporation and Baltimore Specialty Steels Corporation have each determined that it would be appropriate to allow certain individuals to accumulate an additional retirement savings contribution under the Armco Inc. Thrift Plan For Salaried Employees commencing on and after January 1, 1990. It is expected that the first contribution will be made following the close of the Plan Year ending December 31, 1990.

Furthermore, as a result of its review of the provisions of the Armco Inc. Thrift Plan For Salaried Employees, as amended and restated effective as of January 1, 1989, the Internal Revenue Service has requested that certain amendments be made in order to assure continuing compliance with the applicable provisions of Sections 401 and 501 of the Internal Revenue Code of 1986, as amended.

Now, therefore, the Armco Inc. Thrift Plan For Salaried Employees is hereby amended in the following respects, all effective as of January 1, 1990 except as specifically made effective on January 1, 1989:

1. Section 1.21 is deleted and a new Plan (S) 1.21 is inserted reading as follows:

     1.21.  "Employer Contribution" means any contribution made by an Employer,
             ---------------------
     including any Employer's Matching Contributions made pursuant to Plan (S) 3.1, any Pretax Contribution made pursuant to Plan (S) 3.2, any Retirement Savings Contributions made pursuant to Plan (S) 3.3 or any Additional Contribution made pursuant to Plan (S) 3.4.

2. Article 1 is hereby amended to add a new Plan (S) 1.35 and new Plan (S)(S) 1.43, 1.44 and 1.45, and to renumber the present Plan (S)(S) 1.35-1.41 as Plan
(S)(S) 1.36-1.42 and existing Plan (S)(S) 1.42-1.50 as Plan (S)(S) 1.46-1.54, the new Plan (S) 1.35 and (S)(S) 1.43-1.45 reading as follows:

     1.35  "Participant Contributions" means any After-Tax Contribution made by
            -------------------------
     a Participant, including After-Tax Basic and After-Tax Supplemental Contributions.

     1.42.  "Retirement Savings Contribution" means an amount equal to 2% of a
             -------------------------------
     Retirement Savings Participant's Retirement Savings Income received in any Plan Year.

     1.43.  "Retirement Savings Income" means a Participant's Base Salary plus
             -------------------------
     any overtime earnings, bonuses (including profit sharing bonuses), shift differential compensation and any salary continuation payments received during a period of up to ninety (90) days in any Plan Year.

     1.44.  "Retirement Savings Participant" means any Employee employed in a
             ------------------------------
     classification of employees eligible for participation in the Plan's Retirement Savings Contribution in accordance with the provisions of Plan
     (S) 2.4.

3. Plan (S) 2.1 is amended to change the reference to "1987" where it appears in the second line to "1989".

4.   A new Plan (S) 2.4 is added to the end of Article 2 reading as follows:

     2.4.  Retirement Savings Participation.  An Employee who is in a
           --------------------------------
     classification of employees of an Employer listed on Appendix A, attached hereto and made a part of the Plan by this reference, shall be eligible to participate as a Retirement Savings Participant commencing upon the first day of the month following the date of his employment in a covered classification of employees as defined on Appendix A. No person accruing benefits under a defined benefit pension plan to which Armco or any Affiliate sponsors or maintains, or to which Armco or any Affiliate has made or is making a contribution, may be eligible to share in the allocation of any Retirement Savings Contribution made by any Employer hereunder; provided, however, in the case of a transfer of employment during a Plan Year to or from a classification of employment eligible for participation in such a defined benefit pension plan, an Employee may receive a share of the allocation of a Retirement Savings Contribution with respect to his Retirement Savings Income earned during that portion of the Plan Year while he did not accrue benefits under the defined benefit pension plan. Appendix A may be modified or amended from time to time hereafter provided that no such modification shall retroactively deprive any Retirement Savings Participant of any previously accrued and vested benefit.

5.   Plan Article 3 is amended to renumber Plan (S)(S) 3.3 through 3.7 as Plan
(S)(S) 3.4 through 3.8 and to insert a new Plan (S) 3.3 reading as follows:

     3.3.  Retirement Savings Contributions.  Subject to Article 5, in addition
           --------------------------------
     to the contributions under Plan (S)(S) 3.1 and 3.2, an Employer shall make a contribution as of the last day of each Plan Year in an amount equal to two percent (2%) of the Retirement Savings Income of each Retirement Savings Participant employed by such Employer as of the last day of the Plan Year. Such Contribution shall be made regardless of the profits of the contributing Employer but shall for all purposes of the federal income tax laws be and be deemed to be a profit sharing plan contribution.

6. Plan (S) 5.1 is amended to modify the phrase "including for this purpose an Employer's Matching and Pretax Contributions..." where it appears in the second and third lines thereof to read "including for this purpose an Employer's Matching, Retirement Savings and Pretax Contributions..."

7. Plan Article 5 is amended to change the reference to "Base Salary" where it appears in Plan (S)(S) 5.3 and 5.4 to "Retirement Savings Income."

8. Plan (S) 5.6(b)(i) is amended to renumber subparagraphs (i)(B) and (i)(C) as subparagraphs (i)(C) and (i)(D) and to add a new subparagraph (i)(B) reading as follows: "(B) Retirement Savings Contributions,"

9. Plan (S)(S) 5.6(c) and (d) and Plan (S)(S) 5.7 (b), (c)(i) and (c)(ii) are each amended to add a reference to "and/ or Retirement Savings Contributions," immediately after the reference to "Employer Matching Contributions" in each place it appears.

10. Effective as of January 1, 1989, Plan (S) 5.7(b) is hereby amended to insert after the words "under (a) above" the following:

     as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation, or under other limited facts and circumstances which the Commissioner of the Internal Revenue Service finds justify the availability of the rules hereinafter set forth,
     ...

11. Plan Article 6 is amended to delete Plan (S) 6.3, to renumber Plan (S) 6.2 as Plan (S) 6.3 and to insert a new Plan (S) 6.2 reading as follows:

     6.2.  Allocation Of Retirement Savings.  Each Employer's Retirement Savings
           --------------------------------
     Contribution for each Plan Year made pursuant to Plan (S) 3.3 shall be paid to the Trust and allocated not less often than annually, as of the last day of the Plan Year for which the contribution is made, for the benefit of those Retirement Savings Participants who are employed by Armco or any Affiliate as of the last day of such Plan Year; provided, however, that such Contribution shall only be made with respect to Retirement Savings Income earned while such person employed in a classification of employment for which such person was eligible to be a Retirement Savings Participant. No contribution shall be due or payable on behalf of any person not employed by Armco or one of its Affiliates on the last day of the Plan Year with respect to which a Employer makes a Retirement Savings Contribution. For Plan Years beginning after 1989, all Employer Matching Contributions and Retirement Savings may be aggregated for record keeping purposes and held in a single Account for the benefit of the Participant.

12. Plan (S) 7.1 is deleted and a new Plan (S) 7.1 is inserted therefore reading as follows:

     7.1.  Investment Of Contributions.  Each Participant shall, at the time he
           ---------------------------
     files his enrollment forms in accordance with Plan (S)(S) 2.2, direct that Employer Contributions and Participant Contributions allocated to his account shall be invested in the Armco Stock Fund, the Fixed Income Fund or such other Investment Fund or Funds as may be established by BPARC. Such allocations shall be made in increments of ten percent (10%) or more as BPAC may from time to time determine. Each participant may, once during each calendar quarter in accordance with the procedures established by BPAC, change the Investment Fund or Funds to which the future Contributions are to be invested.

13. Effective as of January 1, 1989, Plan (S) 8.3 as amended to insert after the words "within a reasonable time following the death of a Participant" the words "(but in no event more than five years following the death of the Participant)".

14. Plan (S) 9.1 is amended to add a new sentence thereto at the end thereof reading as follows:

     No withdrawals may be made of any Employer Matching Contributions or Retirement Savings Contributions received for Plan Years beginning after 1989 or any earnings thereon.

15. Effective as of January 1, 1989, Plan (S) 10.2 is amended to add the following sentence thereto at the end thereof: "The Participant's Spouse must consent to the loan within a ninety (90) day period ending on the date of the loan."

16. Effective as of January 1, 1989, Plan (S) 15.2(a) is amended to change the reference to "Code (S)(S) 401(a)(4) and 410" to "Code (S)(S) 401(a)(4) or 410"
in both places where that phrase appears.

17. Effective as of January 1, 1989, Plan (S) 15.2(a) is further amended to add the parenthetical

     "(including for this purpose any terminated plan that was maintained by Armco or any Affiliate during the 5-year period ending on the determination date for the year in question if a key employee participated in that plan)"

between the words "participant" and "and" at the end of the subparagraph (i).

In all other respects the Plan shall remain in full force and effect in accordance with it's terms.


This amendment was adopted by the Armco Inc. Benefit Plans Administrative Committee at it's meeting held on the 8th day of February, 1990.


                                    /s/ Richard D. Brown
                                    ___________________________
                                    Richard D. Brown
                                    Assistant Secretary

                                  Appendix A
                                     to the
                 Armco Inc. Thrift Plan For Salaried Employees
                              Employers Providing
                         Retirement Savings Eligibility

The following units have elected to become participating Employers for the purpose of providing certain of their Employees with the opportunity to participate in the Retirement Savings Contribution, each effective as of January 1, 1990.

Armco Inc.-for the benefit of any Employee who has a continuous service date of January 1, 1990 or later and who is not eligible for current benefit accruals under the Armco Inc. Noncontributory Pension Plan, the Armco Inc. Pension Agreements Plan or any other tax-qualified defined benefit pension plan maintained by Armco or any Affiliate.

Armco Inc. Midwest Steel Division-for the benefit of any Employee who has a continuous service date of January 1, 1990 or later and who is not eligible for current benefit accruals under the Armco Inc. Noncontributory Pension Plan, the Armco Inc. Pension Agreements Plan or any other tax-qualified defined benefit pension plan maintained by Armco or any Affiliate.

Armco Advanced Materials Corporation ("AAMC")-

     for the benefit of any Employee who has a continuous service date of January 1, 1990 or later and who is not eligible for current benefit accruals under the Armco Inc. Noncontributory Pension Plan, the Armco Inc. Pension Agreements Plan or any other tax-qualified defined benefit pension plan maintained by Armco or any Affiliate; and

     for the benefit of any employee who is a member of a unit of employees whose terms and conditions of employment are the subject of a collective bargaining agreement between AAMC and a recognized union representing employees of such unit (a "covered employee") provided (i) such covered employee has a continuous service date of January 1, 1990 or later, (ii) is not eligible for current benefit accruals under the Armco Inc. Noncontributory Pension Plan, the Armco Inc. Pension Agreements Plan or any other tax-qualified defined benefit pension plan maintained by Armco or any Affiliate,

     (iii) if such covered employee is an hourly-paid employee who is a participant in the Armco Inc. Thrift Plan for Hourly Employees ("Hourly Thrift Plan"), (A) participation shall be permitted hereunder notwithstanding the prohibition contained in Plan (S) 1.19(i), but solely for the limited purpose of participation in the Retirement Savings Contribution and no other Contributions by or on behalf of such participant shall be permitted hereunder, (B) the definition of Retirement Savings Income set forth at Plan (S) 1.43 shall be amended to substitute the phrase "Eligible Wages as defined in the Armco Inc. Thrift Plan for Hourly Employees" for the phrase "Base Salary", and (C) the Retirement Savings Contribution held for the benefit of any participant may be transferred annually, or otherwise as BPAC may direct, to the Hourly Thrift Plan for the benefit of such covered employee provided such transfer meets all requirements of applicable law.

Baltimore Specialty Steels Corporation-for the benefit of any Employee who has a continuous service date of February 1, 1988 or later and who is not eligible for current benefit accruals under the Armco Inc. Noncontributory Pension Plan, the Armco Inc. Pension Agreements Plan or under any other tax-qualified defined benefit pension plan maintained by Armco or any Affiliate.

Additionally, any other Employee of Armco or any Affiliate listed above (including an hourly-paid employee of AAMC) may become a Retirement Savings Participant by executing a written agreement, in a form acceptable to the Employer and approved by BPAC, to voluntarily and irrevocably forego future participation in each and every defined benefit pension plan sponsored or maintained by Armco or any Affiliate or to which Armco or any Affiliate has made a contribution (but without forfeiture of any theretofore accrued benefit and with continuing credit under such defined benefit plan for future continuous service for the purposes of vesting and eligibility for benefits thereunder) and to voluntarily and irrevocably waive any and all benefit accruals in any and all such defined benefit pension plans for continuous service accrued from and after the date of the election to participate as a Retirement Savings Participant.
Any such election, shall require the Participant's Spouse's Consent and, once made, the Spouse's Consent shall be irrevocable.

In no event shall any person be entitled to any Retirement Savings Contributions under this Plan with respect to any period of time such person accrued a benefit under a defined benefit pension plan sponsored or maintained by Armco or any Affiliate or to which Armco or any Affiliate has made a contribution.

                                Second Amendment
                                     to the
                     Armco Inc. Retirement and Savings Plan
          (formerly the Armco Inc. Thrift Plan for Salaried Employees)
                        Effective as of January 1, 1990

At its meeting held on February 8, 1990, the Armco Inc. Benefit Plans Administrative Committee approved the adoption of the First Amendment to the Armco Inc. Thrift Plan for Salaried Employees, which among other things, provided for Retirement Savings Contributions for certain qualifying participants. Certain represented hourly-paid employees were allowed to participate in the Retirement Savings Contribution to be made following the close of the Plan Year ending December 31, 1990. By reason of subsequent negotiations with the collective bargaining representative for such employees, it has been agreed that those represented hourly-paid employees will instead participate in the Armco Inc. Thrift Plan For Hourly Employees for 1990. Appendix A must be amended to reflect this bargaining agreement.

At its meeting held on May 23, 1990, the Armco Inc. Benefit Plans Administrative Committee approved the addition of two new investment choices and changed the name of the Plan to the Armco Inc. Retirement and Savings Plan.

Now, therefore, the Appendix A, added by the First Amendment to this Armco Inc. Retirement and Savings Plan, is hereby restated in its entirety reading as in the form attached hereto and made a part hereof by this reference, all effective as of January 1, 1990.

In all other respects the Plan shall remain in full force and effect in accordance with it's terms.

This amendment was adopted by the Armco Inc. Benefit Plans Administrative Committee at it's meeting held on the 11th day of October, 1990.


                                 /s/ Richard D. Brown
                                 ______________________________
                                 Richard D. Brown
                                 Assistant Secretary

                                                                        10/11/90

                                  Appendix A
                                     to the
                     Armco Inc. Retirement and Savings Plan

                              Employers Providing
                         Retirement Savings Eligibility

The following units have elected to become participating Employers for the purpose of providing certain of their Employees with the opportunity to participate in the Retirement Savings Contribution, each effective as of January 1, 1990.

Armco Inc. - for the benefit of any Employee who has a continuous service date of January 1, 1990 or later and who is not eligible for current benefit accruals under the Armco Inc. Noncontributory Pension Plan, the Armco Inc. Pension Agreements Plan or any other tax-qualified defined benefit pension plan maintained by Armco or any Affiliate.

Armco Inc. Midwest Steel Division - for the benefit of any Employee who has a continuous service date of January 1, 1990 or later and who is not eligible for current benefit accruals under the Armco Inc. Noncontributory Pension Plan, the Armco Inc. Pension Agreements Plan or any other tax-qualified defined benefit pension plan maintained by Armco or any Affiliate.

Armco Advanced Materials Corporation ("Armco/AMC") -

     for the benefit of any Employee who has a continuous service date of January 1, 1990 or later and who is not eligible for current benefit accruals under the Armco Inc. Noncontributory Pension Plan, the Armco Inc. Pension Agreements Plan or any other tax-qualified defined benefit pension plan maintained by Armco or any Affiliate; and

     for the benefit of any represented salaried employee who is a member of a unit of employees whose terms and conditions of employment are the subject of a collective bargaining agreement between Armco/AMC and a recognized union representing employees of such unit (a "covered employee") provided such covered employee has a continuous service date of January 1, 1990 or later and is not eligible for current benefit accruals under the Armco Inc. Noncontributory Pension Plan, the Armco Inc. Pension

     Agreements Plan or any other tax-qualified defined benefit pension plan maintained by Armco or any Affiliate.

Baltimore Specialty Steels Corporation - for the benefit of any Employee who has a continuous service date of February 1, 1988 or later and who is not eligible for current benefit accruals under the Armco Inc. Noncontributory Pension Plan, the Armco Inc. Pension Agreements Plan or under any other tax-qualified defined benefit pension plan maintained by Armco or any Affiliate.

Additionally, any Employee of Armco or any Affiliate whose continuous service date is before January 1, 1990 may become a Retirement Savings Participant by executing a written agreement, in a form acceptable to the Employer and approved by BPAC, to voluntarily and irrevocably forego future current participation in each and every defined benefit pension plan sponsored or maintained by Armco or any Affiliate or to which Armco or any Affiliate has made a contribution (but without forfeiture of any theretofore accrued benefit and with continuing continuous service credit under such defined benefit plan for the purposes of vesting and eligibility for benefits thereunder) and to voluntarily and irrevocably waive any and all benefit accruals in any and all such defined benefit pension plans for continuous service accrued from and after the date of the election to participate as a Retirement Savings Participant. Any such election, shall require the Participant's Spouse's Consent and, once made, the Spouse's Consent shall be irrevocable.

In no event shall any person be entitled to any Retirement Savings Contributions under this Plan with respect to any period of time such person accrued a benefit under a defined benefit pension plan sponsored or maintained by Armco or any Affiliate or to which Armco or any Affiliate has made a contribution.

                                      -2-